INVESTMENT MANAGERS SERIES TRUST
POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

John Zader
Rita Dam

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Investment Managers Series Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, registration statement on Form N-14, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Effective Date
October 19, 2009

/s/ Ashley Toomey Rabun
Ashley Toomey Rabun, Trustee

INVESTMENT MANAGERS SERIES TRUST
POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

John Zader
Rita Dam

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Investment Managers Series Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, registration statement on Form N-14, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Effective Date
October 19, 2009

/s/ Charles H. Miller
Charles H. Miller, Trustee

INVESTMENT MANAGERS SERIES TRUST
POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

John Zader
Rita Dam

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Investment Managers Series Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, registration statement on Form N-14, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Effective Date
October 14, 2009

/s/ William H. Young
William H. Young, Trustee

INVESTMENT MANAGERS SERIES TRUST
POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

John Zader
Rita Dam

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Investment Managers Series Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, registration statement on Form N-14, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Effective Date
October 14, 2009

/s/ Eric M. Banhazl
Eric M. Banhazl, Trustee